                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 1, 2001


                             PLANVISTA CORPORATION
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           DELAWARE                        1-13772                13-3787901
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)      IRS Employer
        Incorporation)                                       Identification No.)


   3501 FRONTAGE ROAD, TAMPA, FLORIDA                               33607
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)


     Registrant's telephone number, including area code:   (813) 287-2547


                                NOT APPLICABLE
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     On September 1, 2001, PlanVista Corporation ("PlanVista") entered into a Forbearance Agreement (the "Forbearance Agreement') with First Union National Bank, as administrative agent ("Administrative Agent"), and the lenders listed on the signature pages thereof (along with the Administrative Agent, the "Lenders"). The Forbearance Agreement amended that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000, by and among the same parties (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent dated as of March 29, 2001, the Second Amendment and Limited Waiver and Consent dated as of April 16, 2001, the Limited Waiver and Consent dated as of April 30, 2001, the Limited Waiver and Consent dated as of May 4, 2001, the Limited Waiver and Extension dated as of June 15, 2001, the Third Amendment and Limited Waiver dated as of July 2, 2001, and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement").

     Under the terms of the Forbearance Agreement and subject to certain conditions, the Lenders have agreed to forbear from taking any enforcement or collection actions under the terms of the Credit Agreement as a result of certain payment defaults by Borrower until not later than December 14, 2001. As consideration for such forbearance, the Borrower has agreed to pay the Lender a forbearance fee (the "Forbearance Fee") and Interest Forbearance Fee (the "Interest Forbearance Fee"). The Interest Forbearance Fee is a variable fee that is determined based on the date and amount by which PlanVista reduces its outstanding interest owed to the Lenders under the Credit Agreement. The Forbearance Fee and Interest Forbearance Fee are due and payable not later than December 14, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     The following exhibits are included with this Report:

     Exhibit 99.1 Forbearance Agreement, dated September 1, 2001, by and among PlanVista Corporation, First Union National Bank, as Administrative Agent, and the lenders listed on the signature pages therein.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PLANVISTA CORPORATION


Date:  September 11, 2001               By:    /s/ Phillip S. Dingle
                                           ---------------------------------
                                        Phillip S. Dingle,
                                        Chairman and Chief Executive Officer



                                 EXHIBIT INDEX


Exhibit 99.1 Forbearance Agreement, dated September 1, 2001, by and among PlanVista Corporation, First Union National Bank, as Administrative Agent, and the lenders listed on the signature pages therein.